UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        January 20, 2005
                                                --------------------------------

                        DaimlerChrysler Auto Trust 2005-A
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             (Exact name of registrant as specified in its charter)


       State of Delaware              333-75942-10             20-6396233
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 (State of other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


Chase Manhattan Bank USA, National Association, as owner trustee,
  500 Stanton Christiana Rd., Fl 3 / OPS4, Newark, Delaware            19713
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          (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (302) 552-6279
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Section 8 Other Events

     Item 8.01. Other Events.
                ------------

     On January 20, 2005, DaimlerChrysler Services North America LLC ("DCS"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and Chase Manhattan Bank USA, National Association ("CMBUSA"), as owner trustee, entered into an amended and restated trust agreement dated as of January 1, 2005 (the "Trust Agreement"). Trust Agreement is attached hereto as Exhibit 4.2.

     On January 20, 2005, DaimlerChrysler Auto Trust 2005-A (the "Issuer"), as issuer, and Deutsche Bank Trust Company Americas ("Deutsche Bank"), as indenture trustee, entered into an indenture dated as of January 1, 2005 (the "Indenture"). On January 20, 2005, DCS, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of January 1, 2005 (the "Sale and Servicing Agreement"). On January 20, 2005, the Issuer, DCS, as administrator, and Deutsche Bank, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of January 1, 2005. On January 20, 2005, DCS, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of January 1, 2005 (the "Purchase Agreement"). The Indenture is attached hereto as Exhibit 4.1, the Sale and Servicing Agreement is attached hereto as Exhibit 10.1, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.


     Section 9. Financial Statements and Exhibits.

     Item 9.01. Financial Statements and Exhibits.
                ---------------------------------

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

                  4.1     Indenture dated as of January 1, 2005.

                  4.2 Amended and Restated Trust Agreement dated as of January 1, 2005.

                 10.1     Sale and Servicing Agreement dated as of January 1,
                          2005.

                 99.1     Administration Agreement dated as of January 1, 2005.

                 99.2     Purchase Agreement dated as of January 1, 2005.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   DaimlerChrysler Services North America LLC, as Administrator



                   By:   /s/ B. C. Babbish
                         ---------------------------------
                         B. C. Babbish
                         Assistant Secretary



Date:  January 26, 2005

                                  EXHIBIT INDEX


Exhibit
  No.        Description of Exhibit
------       ----------------------

 4.1         Indenture dated as of January 1, 2005.

 4.2         Amended and Restated Trust Agreement dated as of
             January 1, 2005.

10.1         Sale and Servicing Agreement dated as of January 1,
             2005.

99.1         Administration Agreement dated as of January 1, 2005.

99.2         Purchase Agreement dated as of January 1, 2005.